Exhibit 13.2

CERTIFICATION

(pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 20-F for the fiscal year ended December 31, 2021 of Itaú Corpbanca, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), and for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Rodrigo Luis Rosa Couto, Chief Financial Officer of Itaú Corpbanca, certify, that:

(1)     the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

(2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Itaú Corpbanca.

Date: April 27, 2022

By:	/s/ Rodrigo Luis Rosa Couto

Name:	Rodrigo Luis Rosa Couto
Title:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Itaú Corpbanca and will be retained by Itaú Corpbanca and furnished to the Commission or its staff upon request.